MUNIYIELD
                                                               NEW JERSEY
                                                               FUND, INC.

                               [GRAPHIC OMITTED]

                                                      STRATEGIC
                                                               Performance

                                                               Annual Report
                                                               November 30, 2000

MUNIYIELD NEW JERSEY FUND, INC.

The Benefits and Risks of Leveraging

MuniYield New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                              MuniYield New Jersey Fund, Inc., November 30, 2000

DEAR SHAREHOLDER

For the year ended November 30, 2000, the Common Stock of MuniYield New Jersey Fund, Inc. earned $0.806 per share income dividends, which included earned and unpaid dividends of $0.067. This represents a net annualized yield of 5.76%, based on a month-end per share net asset value of $13.99. Over the same period, the total investment return on the Fund's Common Stock was +9.71%, based on a change in per share net asset value from $13.60 to $13.99, and assuming reinvestment of $0.806 per share income dividends.

For the six-month period ended November 30, 2000, the total investment return on the Fund's Common Stock was +10.56%, based on a change in per share net asset value from $13.05 to $13.99, and assuming reinvestment of $0.398 per share income dividends.

For the six-month period ended November 30, 2000, the Fund's Auction Market Preferred Stock had an average yield of 3.72% for Series A and 3.84% for Series B.

The Municipal Market Environment

During the six-month period ended November 30, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Revised third-quarter 2000 US gross domestic product growth was 2.4%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggested to some analysts that the Federal Reserve Board was finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has kept monetary policy steady at its subsequent meetings. (After the close of the period, the Federal Reserve Board cut interest rates by 0.50%). Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%.

However, during September and early October, bond prices were unable to maintain their earlier gains. Rising oil prices were the major impetus, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25%-8.50% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. By early October 2000, US Treasury bond yields had risen to 5.90%.

Declining oil prices and, more importantly, a dramatic decline in US equity prices, particularly among NASDAQ issues, allowed the bond rally to resume in late October. Bond yields declined for the remainder of the period as further evidence of a moderating domestic economy were released. In particular, labor conditions appeared to have loosened as weekly unemployment claims rose consistently during the month. A further series of significant declines on various US equity exchanges also caused bond prices to rise. By November 30, 2000, US Treasury bond yields declined to 5.61%, their lowest level for the year.

The six-month period ended November 30, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar, seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of November 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline more than 45 basis points to end the period at 5.74%.

New long-term tax-exempt issuance has continued to decline, although in recent months the rate of this decline has slowed. Over the past three months, more than $50 billion in new long-term municipal bonds was issued, a decline of 8.5% compared to the same three-month period in 1999. During the last six months, approximately $106 billion in tax-exempt bonds was issued, representing a similar decline of 8.5%. Approximately $195 billion in new municipal securities was issued during the last 12 months, a decline of 16% compared to the same 12-month period in 1999. This reduction in tax-exempt bond issuance helped provide a solid technical support for the municipal bond market.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies have remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expect that the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year. Recently, research analysts suggested that issuance in 2001 is likely to be in the $200 billion range, which implies that next year's issuance is unlikely to exert any significant pressure on the tax-exempt bond market.

However, the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by President-elect Bush have obvious implications for state and local governments as well as for corporate and individual taxpayers. Recent congressional elections resulted in very narrow majorities in both the House and the Senate, making significant legislative changes difficult in the coming session. Political history has shown that the enactment of campaign promises, Republican and Democratic, has very often been a long, laborious process. This suggests that over the next few months US economic factors will likely have a greater impact upon bond yields than political considerations.

Portfolio Strategy

For the six months ended November 30, 2000, we maintained a fully invested strategy throughout much of the period, which produced solid returns for shareholders as the tax-exempt bond market rebounded from depressed levels. We took steps earlier in the year to reduce the Fund's duration. This served to diminish the Fund's sensitivity to interest rate fluctuations, but may also have reduced its total return. However, a renewed focus on strategies designed to enhance the Fund's dividend income appears to have compensated for the difference in market appreciation. Significantly, the very competitive distribution yield provided to shareholders remains the Fund's most appealing attribute, especially within the context of its conservative investment parameters. Overall, almost 90% of the securities held by the portfolio are rated in the top three rating categories by at least one of the major rating agencies. This emphasis on quality proved to be especially beneficial in recent months as credit spreads remained under pressure, causing valuations of lower-quality securities to lag the overall market.

The technical backdrop for New Jersey municipal issuance has remained favorable, supported by strong demand from individual investors and reduced supply. In comparison to an 8% decline in national municipal new-issue volume for the last six months,


                                  Pages 2 & 3

                              MuniYield New Jersey Fund, Inc., November 30, 2000

New Jersey issuance tumbled roughly 19% from year-ago levels. While this dynamic has contributed to strong performance for this sector compared to the general market, reduced volume both in terms of new and seasoned issues hampered our ability to successfully implement certain aspects of our portfolio strategy. With year end approaching, these challenges are unlikely to abate soon; however, issuance is likely to accelerate during the first and second quarters of 2001, providing a more flexible environment for managing the portfolio.

New Jersey continues to exhibit solid credit fundamentals, as the state's financial profile remains healthy in the wake of robust economic conditions. General Fund revenue collections rose 12.5% during fiscal year 1999, while the rate of increase in expenditures was kept slightly below 2%. This marks the second consecutive year of running an operating surplus, which, in conjunction with a flush Rainy Day Fund and a moderate debt burden, demonstrates the conservative approach used to manage the state's finances. The New Jersey State Legislature recently passed an $8.6 billion bill for school construction, which is expected to be financed largely through bonds issued by the Economic Development Authority. Although not a general obligation debt of the state, this new financing will be considered an annual appropriation-backed obligation. The ensuing increase in the state's debt service burden bears watching as a less favorable economic environment may limit budget flexibility in subsequent years.

The Fund's cost of borrowing remained relatively stable throughout the period, reflecting the pause in Federal Reserve Board policy actions since May. Long-term tax-exempt interest rates, as previously noted, declined modestly, causing the municipal yield curve to flatten. While this flattening has reduced the incremental yield enhancement resulting from leveraging the Fund's Common Stock, it is important to note that, in contrast to the inverted shape of the Treasury curve, the municipal yield curve remains positively sloped. Historical analysis of the municipal yield curve demonstrates this resiliency throughout a number of economic cycles. Furthermore, with expectations mounting that monetary policy may soon become less restrictive, the benefits of leverage could increase as short-term interest rates decline in response, effectively lowering market rates on the Fund's outstanding Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield New Jersey Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

January 5, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P    Moody's   Face
STATE               Ratings  Ratings  Amount    Issue                                                                          Value
====================================================================================================================================
New Jersey--94.9%   AAA      Aaa     $ 2,500    Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds
                                                (County Guaranteed), 6.15% due 10/01/2004 (d)(g)                             $ 2,688
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       3,815    Cape May County, New Jersey, Industrial Pollution Control Financing
                                                Authority Revenue Bonds Atlantic City Electric Company Project),
                                                AMT, Series A, 7.20% due 11/01/2029 (d)                                        4,159
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       1,000    Carteret, New Jersey, Board of Education, COP, Refunding, 4.75% due
                                                4/15/2019 (d)                                                                    923
                    ----------------------------------------------------------------------------------------------------------------
                    NR*      Aaa       3,930    Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                                Bonds, RIB, Series 396, 7.65% due 1/01/2019 (c)(e)                             4,404
                    ----------------------------------------------------------------------------------------------------------------
                                                East Orange, New Jersey, Board of Education, COP (c):
                    AAA      Aaa       1,425         5.32%** due 8/01/2017                                                       577
                    AAA      Aaa       1,000         5.34%** due 2/01/2019                                                       368
                    AAA      Aaa       2,845         5.202%** due 8/01/2026                                                      672
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa         750    Essex County, New Jersey, Improvement Authority, Parking Facility
                                                Revenue Refunding Bonds, 5% due 10/01/2022 (a)                                   712
                    ----------------------------------------------------------------------------------------------------------------
                                                Gloucester County, New Jersey, Improvement Authority, Solid Waste
                                                Resource Recovery Refunding Bonds (Waste Management Inc. Project):
                    BBB      NR*       1,180         AMT, Series B, 7% due 12/01/2029                                          1,215
                    BBB      NR*       2,000         Series A, 6.85% due 12/01/2029                                            2,059
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       4,880    Hudson County, New Jersey, COP, Refunding (Correctional Facilities),
                                                6.60% due 12/01/2021 (d)                                                       5,082
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      NR*      14,550    Hudson County, New Jersey, Improvement Authority, Facility Lease
                                                Revenue Refunding Bonds (Hudson County Lease Project),
                                                5.375% due 10/01/2024 (b)                                                     14,462
                    ----------------------------------------------------------------------------------------------------------------
                    AA       Aa2       2,600    Jersey City, New Jersey, School, GO, 6.65% due 2/15/2002 (g)                   2,717
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      NR*         835    Metuchen, New Jersey, School District, GO, 5.15% due 9/15/2019 (b)               820
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       1,750    Middlesex County, New Jersey, COP, 4.85% due 6/15/2023 (d)                     1,605
                    ----------------------------------------------------------------------------------------------------------------
                                                Middlesex County, New Jersey, Improvement Authority, Utility System
                                                Revenue Bonds (Perth Amboy Project), Series B (a):
                    AAA      Aaa       2,350         5.86%** due 9/01/2023                                                       658
                    AAA      Aaa         500         5.16%** due 9/01/2024                                                       132
                    AAA      Aaa       1,000         5.16%** due 9/01/2025                                                       249
                    AAA      Aaa       1,300         5.16%** due 9/01/2026                                                       306
                    ----------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
EDA   Economic Development Authority
GO    General Obligation Bonds
M/F   Multi-Family
RIB   Residual Interest Bonds
VRDN  Variable Rate Demand Notes


                                   Pages 4 & 5

                              MuniYield New Jersey Fund, Inc., November 30, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                      S&P    Moody's   Face
STATE               Ratings  Ratings  Amount    Issue                                                                          Value
====================================================================================================================================
New Jersey          AAA      Aaa     $ 4,000    New Brunswick, New Jersey, Housing Authority, Lease Revenue
(continued)                                     Refunding Bonds, 4.625% due 7/01/2024 (b)                                    $ 3,532
                    ----------------------------------------------------------------------------------------------------------------
                    NR*      Aa3       1,500    New Jersey EDA, Economic Development Revenue Refunding Bonds
                                                (Burlington Coat Factory), 6.125% due 9/01/2010                                1,596
                    ----------------------------------------------------------------------------------------------------------------
                    BBB-     NR*       1,500    New Jersey EDA, First Mortgage Revenue Bonds (Fellowship Village),
                                                Series C, 5.50% due 1/01/2028                                                  1,162
                    ----------------------------------------------------------------------------------------------------------------
                                                New Jersey EDA, First Mortgage Revenue Refunding Bonds (Fellowship
                                                Village), Series A:
                    BBB-     NR*       1,250         5.50% due 1/01/2018                                                       1,026
                    BBB-     NR*       5,000         5.50% due 1/01/2025                                                       3,920
                    ----------------------------------------------------------------------------------------------------------------
                    A1+c     VMIG1+      200    New Jersey EDA, Natural Gas Facilities Revenue Bonds (NUI
                                                Corporation Project), VRDN, AMT, Series A, 4% due 6/01/2026 (a)(f)               200
                    ----------------------------------------------------------------------------------------------------------------
                    NR*      Aaa       5,575    New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds
                                                (NUI Corporation), RIB, Series 371, 8.35% due 10/01/2022 (a)(e)                6,223
                    ----------------------------------------------------------------------------------------------------------------
                                                New Jersey EDA Revenue Bonds:
                    AAA      Aaa       2,400         (Educational Testing Service), Series B, 6.25% due 5/15/2005 (d)(g)       2,602
                    AAA      Aaa      10,000         (Transportation Project), Sublease, Series A, 5.875% due 5/01/2015 (c)   10,525
                    ----------------------------------------------------------------------------------------------------------------
                                                New Jersey EDA, Revenue Bonds (Saint Barnabas Medical Center Project),
                                                Series A (d):
                    NR*      Aaa       5,435         5.47%** due 7/01/2018                                                     2,075
                    NR*      Aaa       7,385         5.57%** due 7/01/2022                                                     2,214
                    NR*      Aaa       1,000         5.18%** due 7/01/2023                                                       283
                    NR*      Aaa       7,445         6.30%** due 7/01/2024                                                     1,987
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       2,500    New Jersey EDA Revenue Refunding Bonds (RWJ Health Care Corporation),
                                                6.50% due 7/01/2024 (c)                                                        2,681
                    ----------------------------------------------------------------------------------------------------------------
                    NR*      Aa3      15,250    New Jersey EDA, Solid Waste Disposal Facilities Revenue Bonds (Garden
                                                State Paper Company), 7.125% due 4/01/2022                                    16,054
                    ----------------------------------------------------------------------------------------------------------------
                                                New Jersey EDA, Water Facilities Revenue Bonds, AMT:
                    AAA      Aaa       3,200         (Middlesex Water Company Project), 5.35% due 2/01/2038                    3,051
                    NR*      Aaa       3,335         RIB, Series 417, 9.30% due 11/01/2034 (b)(e)                              3,786
                    ----------------------------------------------------------------------------------------------------------------
                    A1+c     VMIG1+      200    New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water
                                                of New Jersey Inc. Project), VRDN, Series B, 4.10% due 11/01/2025 (a)(f)         200
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       5,975    New Jersey Environmental Infrastructure Trust Revenue Bonds (Environmental
                                                Infrastructure), Series A, 5.25% due 9/01/2017                                 5,980
                    ----------------------------------------------------------------------------------------------------------------
                                                New Jersey Health Care Facilities Financing Authority Revenue Bonds:
                    AAA      Aaa       4,000         (Robert Wood University), 5.70% due 7/01/2020 (a)                         4,086
                    NR*      Baa1      4,200         (Southern Ocean County Hospital), Series A, 6.25% due 7/01/2023           3,867
                    ----------------------------------------------------------------------------------------------------------------
                                                New Jersey Health Care Facilities Financing Authority, Revenue
                                                Refunding Bonds:
                    A-       A3        6,060         (Atlantic City Medical Center), Series C, 6.80% due 7/01/2011             6,325
                    BBB      NR*       2,000         (Christian Health Care Center), Series A, 5.25% due 7/01/2013             1,725
                    AAA      Aaa       2,150         (Hackensack University Medical Center), Series B, 5.20%
                                                     due 1/01/2028 (d)                                                         2,045
                    BBB+     NR*       5,500         (Holy Name Hospital), 6% due 7/01/2025                                    4,830
                    AAA      NR*       2,845         (Jersey Shore Medical Center), 6.75% due 7/01/2004 (a)(g)                 3,098
                    AAA      Aaa       2,155         (Jersey Shore Medical Center), 6.75% due 7/01/2019 (a)                    2,328
                    AAA      Aaa       1,500         (Meridian Health System Obligation Group), 5.25% due 7/01/2019 (c)        1,474
                    AAA      Aaa       2,250         (Meridian Health System Obligation Group), 5.375% due 7/01/2024 (c)       2,213
                    AAA      Aaa       2,945         (Meridian Health System Obligation Group), 5.25% due 7/01/2029 (c)        2,823
                    AAA      Aaa       1,000         (Monmouth Medical Center), Series C, 6.25% due 7/01/2004 (c)(g)           1,074
                    AAA      Aaa       3,075         (Saint Barnabas Health Center), Series B, 5% due 7/01/2024                2,857
                    AAA      Aaa       2,000         (Saint Barnabas Health Center), Series B, 4.75% due 7/01/2028 (d)         1,757
                    AAA      Aaa       1,700         (Saint Barnabas Hospital), Series B, 5.035%** due 7/01/2018 (d)             646
                    AAA      Aaa       1,970         (Saint Barnabas Hospital), Series B, 5.044%** due 7/01/2020 (d)             663
                    AAA      Aaa       2,365         (Saint Barnabas Hospital), Series B, 5.044%** due 7/01/2021 (d)             748
                    AAA      Aaa       5,500         (Saint Barnabas Hospital), Series B, 5.05%** due 7/01/2023 (d)            1,550
                    BBB-     Baa3      2,450         (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2020             2,137
                    BBB-     Baa3      2,075         (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027 (d)         1,764
                    AAA      Aaa       2,300         (Virtua Health Issue), 4.75% due 7/01/2018 (c)                            2,122
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       2,205    New Jersey Sports and Exposition Authority, Convention Center,
                                                Luxury Tax Revenue Refunding Bonds, 5% due 9/01/2019 (d)                       2,113
                    ----------------------------------------------------------------------------------------------------------------
                                                New Jersey State Educational Facilities Authority, Higher Educational
                                                Revenue Bonds (Saint Peters College), Series B (g):
                    BBB      Baa3      3,355         6.80% due 7/01/2002                                                       3,538
                    BBB      Baa3      3,600         6.85% due 7/01/2002                                                       3,799
                    ----------------------------------------------------------------------------------------------------------------
                                                New Jersey State Educational Facilities Authority Revenue Bonds
                                                (Rowan University), Series B (b):
                    AAA      Aaa       1,730         5.25% due 7/01/2017                                                       1,728
                    AAA      Aaa       1,620         5.25% due 7/01/2018                                                       1,609
                    ----------------------------------------------------------------------------------------------------------------
                                                New Jersey State Educational Facilities Authority, Revenue Refunding
                                                Bonds:
                    AA+      Aaa       1,000         (Institute for Advanced Study), Series F, 5% due 7/01/2018                  966
                    AAA      Aaa       2,225         (Ramapo College), Series G, 4.625% due 7/01/2022 (a)                      1,969
                    A        A3        6,030         (Stevens Institute of Technology), Series A, 6.80% due 7/01/2002 (g)      6,359
                    ----------------------------------------------------------------------------------------------------------------
                                                New Jersey State, GO:
                    AA+      Aa1       4,410         4.50% due 2/01/2016                                                       4,024
                    AA+      Aa1       2,105         AMT, 7.05% due 7/15/2005 (g)                                              2,347
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa      10,000    New Jersey State Higher Education Assistance Authority, Student Loan
                                                Revenue Bonds, AMT, Series A, 5.30% due 6/01/2017 (a)                          9,849
                    ----------------------------------------------------------------------------------------------------------------
                    AA-      A1        2,500    New Jersey State Highway Authority, Garden State Parkway, General
                                                Revenue Refunding Bonds, 5.625% due 1/01/2030                                  2,530
                    ----------------------------------------------------------------------------------------------------------------
                                                New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                                Revenue Bonds, AMT (d):
                    AAA      Aaa       5,350         Series CC, 5.80% due 10/01/2020                                           5,361
                    AAA      Aaa       5,035         Series M, 7% due 10/01/2026                                               5,306
                    AAA      Aaa       3,335         Series U, 5.60% due 10/01/2012                                            3,456
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       2,000    New Jersey State Housing and Mortgage Finance Agency, M/F Housing
                                                Revenue Refunding Bonds, Series A, 6.05% due 11/01/2020 (a)                    2,035
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       7,150    New Jersey State Transit Corporation, COP, 6.50% due 10/01/2016 (c)            7,810
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       4,710    New Jersey State Transportation Trust Fund Authority, Transportation
                                                System Revenue Bonds, Series A, 5% due 6/15/2018 (c)                           4,536
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       5,000    New Jersey State Turnpike Authority, Turnpike Revenue Refunding
                                                Bonds, Series A, 5.75% due 1/01/2019 (d)                                       5,175
                    ----------------------------------------------------------------------------------------------------------------
                    AA-      Aa        1,865    New Jersey Wastewater Treatment Trust Revenue Bonds, Series A, 6.50%
                                                due 4/01/2004 (g)                                                              2,011
                    ----------------------------------------------------------------------------------------------------------------


                                   Page 6 & 7

                              MuniYield New Jersey Fund, Inc., November 30, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P    Moody's   Face
STATE               Ratings  Ratings  Amount    Issue                                                                          Value
====================================================================================================================================
New Jersey                                      North Brunswick Township, New Jersey, GO:
(concluded)         NR*      A1      $ 1,190         6.50% due 5/15/2012                                                     $ 1,242
                    NR*      A1        1,400         6.50% due 5/15/2013                                                       1,462
                    ----------------------------------------------------------------------------------------------------------------
                                                Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
                    AA-      A1        5,000         93rd Series, 6.125% due 6/01/2094                                         5,430
                    AAA      Aaa       2,300         104th Series, 4.75% due 1/15/2026 (a)                                     2,072
                    ----------------------------------------------------------------------------------------------------------------
                    NR*      Aaa       4,435    Port Authority of New York and New Jersey, Revenue Bonds, Trust
                                                Receipts, AMT, Class R, Series 10, 7.05% due 1/15/2017 (c)(e)                  4,772
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       2,500    Port Authority of New York and New Jersey, Special Obligation
                                                Revenue Bonds (JFK International Air Terminal Project), AMT, Series 6,
                                                5.75% due 12/01/2022 (d)                                                       2,555
                    ----------------------------------------------------------------------------------------------------------------
                    AA       A1        5,485    Rutgers State University, New Jersey, Revenue Bonds, Series A, 4.75%
                                                due 5/01/2029                                                                  4,849
                    ----------------------------------------------------------------------------------------------------------------
                    AA       A1        1,000    Rutgers State University, New Jersey, Revenue Refunding Bonds (State
                                                University of New Jersey), Series A, 6.50% due 5/01/2018                       1,040
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       8,750    South Jersey Transportation Authority, New Jersey, Transportation
                                                System Revenue Refunding Bonds, 5% due 11/01/2029 (a)                          8,168
                    ----------------------------------------------------------------------------------------------------------------
                                                Union County, New Jersey, Utilities Authority, Senior
                                                Lease Revenue Refunding Bonds (Ogden Martin System of
                                                Union), AMT, Series A (a)(e):
                    AAA      Aaa       1,585         5.375% due 6/01/2017                                                      1,584
                    AAA      Aaa       1,175         5.375% due 6/01/2018                                                      1,166
                    ----------------------------------------------------------------------------------------------------------------
                                                West Windsor-Plainsboro, New Jersey, Regional School District, GO,
                                                Refunding (b):
                    AAA      Aaa       2,500         4.75% due 9/15/2020                                                       2,284
                    AAA      Aaa       2,500         4.75% due 9/15/2021                                                       2,269
                    AAA      Aaa       2,500         4.75% due 9/15/2024                                                       2,243
====================================================================================================================================
Puerto Rico--2.8%   AAA      Aaa       2,610    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series HH,
                                                5.25% due 7/01/2029 (c)                                                        2,564
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       6,000    Puerto Rico Public Buildings Authority Revenue Bonds (Government
                                                Facilities), Series B, 5% due 7/01/2027 (a)                                    5,700
====================================================================================================================================
                    Total Investments (Cost--$282,979)--97.7%                                                                288,958
                    Other Assets Less Liabilities--2.3%                                                                        6,949
                                                                                                                            --------
                    Net Assets--100.0%                                                                                      $295,907
                                                                                                                            ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 2000.
(f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 2000.
(g)   Prerefunded.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

================================================================================
Quality Profile

The quality ratings of securities in the Fund as of November 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ................................................                 67.4%
AA/Aa ..................................................                 14.4
A/A ....................................................                  5.3
BBB/Baa ................................................                 10.5
Other+ .................................................                  0.1
--------------------------------------------------------------------------------

+     Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                  As of November 30, 2000
===================================================================================================================================
Assets:           Investments, at value (identified cost--$282,978,956) ........................                       $288,957,932
                  Cash .........................................................................                             90,673
                  Receivables:
                         Interest ..............................................................   $  4,791,229
                         Securities sold .......................................................      2,476,658           7,267,887
                                                                                                   ------------
                  Prepaid expenses and other assets ............................................                              9,869
                                                                                                                       ------------
                  Total assets .................................................................                        296,326,361
                                                                                                                       ------------
===================================================================================================================================
Liabilities:      Payables:
                         Dividends to shareholders .............................................        189,880
                         Investment adviser ....................................................        100,280             290,160
                                                                                                   ------------
                  Accrued expenses and other liabilities .......................................                            129,193
                                                                                                                       ------------
                  Total liabilities ............................................................                            419,353
                                                                                                                       ------------
===================================================================================================================================
Net Assets:       Net assets ...................................................................                       $295,907,008
                                                                                                                       ============
===================================================================================================================================
Capital:          Capital Stock (200,000,000 shares authorized):
                         Preferred Stock, par value $.05 per share (3,900 shares of AMPS*
                         issued and outstanding at $25,000 per share liquidation preference) ...                       $ 97,500,000
                         Common Stock, par value $.10 per share (14,182,113 shares issued
                         and outstanding) ......................................................   $  1,418,211
                  Paid-in capital in excess of par .............................................    203,993,525
                  Undistributed investment income--net .........................................      1,461,925
                  Accumulated realized capital losses on investments--net ......................    (11,262,359)
                  Accumulated distributions in excess of realized capital gains on investments .     (3,183,270)
                  Unrealized appreciation on investments--net ..................................      5,978,976
                                                                                                   ------------
                  Total--Equivalent to $13.99 net asset value per share of Common Stock
                  (market price--$12.8125) .....................................................                        198,407,008
                                                                                                                       ------------
                  Total capital ................................................................                       $295,907,008
                                                                                                                       ============
===================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                                  Pages 8 & 9

                              MuniYield New Jersey Fund, Inc., November 30, 2000

STATEMENT OF OPERATIONS

                          For the Year Ended November 30, 2000
===================================================================================================================================
Investment                Interest and amortization of premium and discount earned...............                      $ 15,902,305
Income:
===================================================================================================================================
Expenses:                 Investment advisory fees...............................................     $ 1,345,833
                          Reorganization expenses................................................         348,830
                          Commission fees........................................................         234,375
                          Professional fees......................................................          88,750
                          Accounting services....................................................          83,066
                          Transfer agent fees....................................................          76,048
                          Printing and shareholder reports.......................................          40,132
                          Directors' fees and expenses...........................................          23,379
                          Custodian fees.........................................................          20,387
                          Listing fees...........................................................          17,762
                          Pricing fees...........................................................          12,816
                          Other  ................................................................          21,436
                                                                                                      -----------
                          Total expenses.........................................................                         2,312,814
                                                                                                                       ------------
                          Investment income--net.................................................                        13,589,491
                                                                                                                       ------------
===================================================================================================================================
Realized &                Realized loss on investments--net......................................                        (6,776,905)
Unrealized Gain (Loss)    Change in unrealized appreciation/depreciation on investments--net.....                        15,787,427
On Investments--Net:                                                                                                   ------------
                          Net Increase in Net Assets Resulting from Operations ..................                      $ 22,600,013
                                                                                                                       ============
===================================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Year Ended November 30,
                                                                                                --------------------------------
                     Increase (Decrease) in Net Assets:                                                2000              1999
================================================================================================================================
Operations:          Investment income--net...................................................     $ 13,589,491     $  9,663,671
                     Realized loss on investments--net........................................       (6,776,905)      (1,543,155)
                     Change in unrealized appreciation/depreciation on investments--net.......       15,787,427      (16,500,165)
                                                                                                   ------------     ------------
                     Net increase (decrease) in net assets resulting from operations..........       22,600,013       (8,379,649)
                                                                                                   ------------     ------------
================================================================================================================================
Dividends &          Investment income--net:
Distributions to            Common Stock......................................................      (10,342,123)      (7,926,649)
Shareholders:               Preferred Stock...................................................       (3,418,395)      (1,687,968)
                     In excess of realized gain on investments--net:
                            Common Stock......................................................               --       (2,790,654)
                            Preferred Stock...................................................               --         (392,616)
                     Net decrease in net assets resulting from dividends and                       ------------     ------------
                     distributions to shareholders............................................      (13,760,518)     (12,797,887)
                                                                                                   ------------     ------------
================================================================================================================================
Capital Stock        Proceeds from issuance of Common Stock resulting from reorganization.....       65,807,130               --
Transactions:        Proceeds from issuance of Preferred Stock resulting from
                     reorganization...........................................................       37,500,000               --
                     Value of shares issued to Common Stock shareholders in reinvestment
                     of dividends and distributions...........................................               --        1,678,698
                                                                                                   ------------     ------------
                     Net increase in net assets derived from capital stock transactions.......      103,307,130        1,678,698
                                                                                                   ------------     ------------
================================================================================================================================
Net Assets:          Total increase (decrease) in net assets..................................      112,146,625      (19,498,838)
                     Beginning of year........................................................      183,760,383      203,259,221
                                                                                                   ------------     ------------
                     End of year*.............................................................     $295,907,008     $183,760,383
                                                                                                   ============     ============
================================================================================================================================
                    *Undistributed investment income--net.....................................     $  1,461,925     $  1,284,122
                                                                                                   ============     ============
================================================================================================================================

      See Notes to Financial Statements.


                                 Pages 10 & 11

                              MuniYield New Jersey Fund, Inc., November 30, 2000

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have been derived
                      from information provided in the financial statements.               For the Year Ended November 30,
                                                                              ----------------------------------------------------
                      Increase (Decrease) in Net Asset Value:                    2000       1999       1998       1997       1996
==================================================================================================================================
Per Share             Net asset value, beginning of year ...................  $  13.60   $  15.93   $  15.51   $  15.46   $  15.56
Operating                                                                     --------   --------   --------   --------   --------
Performance:          Investment income--net ...............................      1.01       1.06       1.13       1.14       1.14
                      Realized and unrealized gain (loss) on
                      investments--net .....................................       .45      (1.98)       .42        .05       (.10)
                                                                              --------   --------   --------   --------   --------
                      Total from investment operations .....................      1.46       (.92)      1.55       1.19       1.04
                                                                              --------   --------   --------   --------   --------
                      Less dividends and distributions to Common Stock
                      shareholders:
                          Investment income--net ...........................      (.81)      (.87)      (.89)      (.91)      (.91)
                          In excess of realized gain on investments--net ...        --       (.31)        --         --         --
                                                                              --------   --------   --------   --------   --------
                      Total dividends and distributions to Common Stock
                      shareholders .........................................      (.81)     (1.18)      (.89)      (.91)      (.91)
                                                                              --------   --------   --------   --------   --------
                      Effect of Preferred Stock activity:
                          Dividends and distributions to Preferred Stock
                          shareholders:
                               Investment income--net ......................      (.26)      (.19)      (.21)      (.23)      (.23)
                               In excess of realized gain on
                               investments--net ............................        --       (.04)      (.03)        --         --
                                                                              --------   --------   --------   --------   --------
                      Total effect of Preferred Stock activity .............      (.26)      (.23)      (.24)      (.23)      (.23)
                                                                              --------   --------   --------   --------   --------
                      Net asset value, end of year .........................  $  13.99   $  13.60   $  15.93   $  15.51   $  15.46
                                                                              ========   ========   ========   ========   ========
                      Market price per share, end of year ..................  $12.8125   $  12.25   $  16.75   $15.5625   $  14.50
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Total Investment      Based on market price per share ......................     11.55%    (20.75%)    13.89%     13.96%     12.34%
Return:*                                                                      ========   ========   ========   ========   ========
                      Based on net asset value per share ...................      9.71%     (7.48%)     8.68%      6.52%      5.84%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Ratios Based on       Total expenses, excluding reorganization expenses** ..      1.10%      1.05%      1.02%      1.04%      1.04%
Average Net Assets                                                            ========   ========   ========   ========   ========
Of Common Stock:      Total expenses** .....................................      1.29%      1.05%      1.02%      1.04%      1.04%
                                                                              ========   ========   ========   ========   ========
                      Total investment income--net** .......................      7.59%      7.16%      7.24%      7.48%      7.41%
                                                                              ========   ========   ========   ========   ========
                      Amount of dividends to Preferred Stock shareholders ..      1.91%      1.25%      1.37%      1.50%      1.48%
                                                                              ========   ========   ========   ========   ========
                      Investment income--net, to Common Stock shareholders .      5.68%      5.91%      5.87%      5.98%      5.93%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Ratios Based on       Total expenses, excluding reorganization expenses ....       .73%       .73%       .71%       .72%       .72%
Total Average Net                                                             ========   ========   ========   ========   ========
Assets:**+            Total expenses .......................................       .86%       .73%       .71%       .72%       .72%
                                                                              ========   ========   ========   ========   ========
                      Total investment income--net .........................      5.04%      4.95%      5.03%      5.14%      5.18%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Ratios Based on       Dividends to Preferred Stock shareholders ............      3.77%      2.81%      3.19%      3.35%      3.35%
Average Net Assets                                                            ========   ========   ========   ========   ========
Of Preferred Stock:
==================================================================================================================================
Supplemental          Net assets, net of Preferred Stock, end of year
Data:                 (in thousands) .......................................  $198,407   $123,760   $143,259   $137,633   $136,483
                                                                              ========   ========   ========   ========   ========
                      Preferred Stock outstanding, end of year
                      (in thousands) .......................................  $ 97,500   $ 60,000   $ 60,000   $ 60,000   $ 60,000
                                                                              ========   ========   ========   ========   ========
                      Portfolio turnover ...................................     54.78%     57.94%     46.83%     30.50%     49.76%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Leverage:             Asset coverage per $1,000 ............................  $  3,035   $  3,063   $  3,388   $  3,294   $  3,275
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Dividends Per Share   Series A--Investment income--net .....................  $    962   $    703   $    798   $    838   $    837
On Preferred Stock                                                            ========   ========   ========   ========   ========
Outstanding:++        Series B--Investment income--net .....................  $    739         --         --         --         --
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Includes Common and Preferred Stock average net assets.
++ The Fund's Preferred Stock was issued on November 30, 1992 for Series A and on February 7, 2000 for Series B.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


                                 Pages 12 & 13

                              MuniYield New Jersey Fund, Inc., November 30, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $348,830 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $16,620 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services were provided to the Fund by FAM.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2000 were $249,428,080 and $139,270,964, respectively.

Net realized losses for the year ended November 30, 2000 and net unrealized gains as of November 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                     Realized        Unrealized
                                                      Losses            Gains
--------------------------------------------------------------------------------
Long-term investments ....................        $(6,200,815)        $5,978,976
Financial futures contracts ..............           (576,090)                --
                                                  -----------         ----------
Total ....................................        $(6,776,905)        $5,978,976
                                                  ===========         ==========
--------------------------------------------------------------------------------

As of November 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $5,414,778, of which $10,598,727 related to appreciated securities and $5,183,949 related to depreciated securities. The aggregate cost of investments at November 30, 2000 for Federal income tax purposes was $283,543,154.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended November 30, 2000 increased by 5,081,330 as a result of issuance of Common Stock from reorganization. Shares issued and outstanding during the year ended November 30, 1999 increased by 106,361, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at November 30, 2000 were as follows: Series A, 4.00% and Series B, 4.00%.

Shares issued and outstanding during the year ended November 30, 2000 increased by 1,500 as a result of issuance of Preferred Stock from reorganization. Shares issued and outstanding during the year ended November 30, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended November 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $105,214 as commissions.

5. Capital Loss Carryforward:

At November 30, 2000, the Fund had a net capital loss carryforward of approximately $12,151,000, of which $265,000 expires in 2001; $2,331,000 expires in 2002; $2,699,000 expires in 2007; and $6,856,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:

On February 7, 2000, the Fund acquired all of the net assets of MuniVest New Jersey Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 5,519,681 Common Stock shares and 1,500 AMPS shares of MuniVest New Jersey Fund, Inc. for 5,081,330 Common Stock shares and 1,500 AMPS shares of the Fund. MuniVest New Jersey Fund, Inc.'s net assets on that date of $103,307,130, including $7,177,939 of unrealized depreciation and $4,410,040 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets of the Fund immediately after the acquisition amounted to $281,169,154.

7. Subsequent Event:

On December 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.066606 per share, payable on December 28, 2000 to shareholders of record as of December 20, 2000.


                                 Pages 14 & 15

                              MuniYield New Jersey Fund, Inc., November 30, 2000

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield New Jersey Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield New Jersey Fund, Inc. as of November 30, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New Jersey Fund, Inc., as of November 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
January 9, 2001

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its share holders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


                                 Pages 16 & 17

                              MuniYield New Jersey Fund, Inc., November 30, 2000

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniYield New Jersey Fund, Inc. during its taxable year ended November 30, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

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Arthur Zeikel, Director of MuniYield New Jersey Fund, Inc. has recently retired.
The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MYJ


                                 Pages 18 & 19

MuniYield New Jersey Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and New Jersey income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New Jersey Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield New Jersey
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16381--11/00

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